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                                                                    EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                      (18 U.S.C. SECTION 1350, AS ADOPTED)


         In connection with the Quarterly Report of Macrovision Corporation (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ian R. Halifax certifies in his capacity as Chief Financial Officer of the Company, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), that to the best of his knowledge:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         IN WITNESS WHEREOF, the undersigned has hereunto signed this Certification as of May 9, 2003.


                                                /s/ Ian R. Halifax
                                              ---------------------------
                                              Ian R. Halifax
                                              Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Macrovision and will be retained by Macrovision and furnished to the Securities and Exchange Commission or its staff upon request.